                                                                       Exhibit p


                                BUSINESS ETHICS

                          CIGNA INVESTMENT MANAGEMENT

                       ASSOCIATES AND RESTRICTED PERSONS



                                                                   FEBRUARY 1999

                                    PART I

                                BUSINESS ETHICS

                               TABLE OF CONTENTS

Introduction..........................................................    1
General Definitions...................................................    2
Summary...............................................................    5
Access Persons........................................................    7
Non-Access Persons....................................................    8
Transactions in Securities for Personal Accounts......................    9
Policy Regarding Material, Nonpublic Information                         11
Reporting of Personal Securities Transactions.........................   13
Receipt of Gifts......................................................   14
Company Sponsored Trips/Events........................................   15
Real Estate Transactions..............................................   15
Corporate Directorships and Other Business Relationships..............   16
Conflicts of Interest.................................................   17
Other Prohibited Acts.................................................   18
Investigations........................................................   18
Sanctions.............................................................   19
Dissemination and Acknowledgment of the Business Ethics...............   20
Exhibit A - Inquiry - Personal Securities Transactions................   22
Exhibit B - Personal Report of Securities Transactions................   23
Exhibit C - Compliance Guidelines - Personal Securities Transactions..   24
Exhibit D - Compliance Guidelines - CIGNA Securities..................   30
Exhibit E - Affirmation/Disclosure Statement..........................   35
CIGNA Corporation Employee Guide to Corporate Policies................   Appendix I

                   BUSINESS ETHICS FOR INVESTMENT MANAGEMENT

                       ASSOCIATES AND RESTRICTED PERSONS

                                 INTRODUCTION

                                 ____________


Investment Management is committed to maintaining the highest legal and ethical standards in the conduct of its business. Investment Management Associates and Restricted Persons, by borrowing or lending, or through investments or in any other way, should not create a situation in which personal interests, financial or otherwise, might influence, or give the appearance of influencing, any action taken, judgment made, or advice given on behalf of any Client.

Because of the serious nature of conflicts that could arise and the resulting harm to CIGNA Corporation and its affiliates, and to the persons involved, these Business Ethics have been designed to assist Investment Management and individual employees in identifying and dealing promptly and effectively with potential conflicts of interest.

Supervisors at every level are responsible for seeing that their employees understand these Business Ethics. Communications concerning the Business Ethics should seek to develop a non-threatening atmosphere fostering pride in Investment Management's commitment to the highest ethical standards. Supervisors should encourage employees to discuss questions of business ethics or practices at any time they arise and to surface potential questions before any action is taken in order to prevent problems from developing later.

Normally, Investment Management Associates and Restricted Persons should discuss with Investment Management Compliance any situations (including situations involving others) which they think might be inconsistent with the Business Ethics. However, they may make such reports directly to the Investment Law Department if they believe this to be appropriate.

These Business Ethics also serve as the Code of Ethics required of CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. under the Investment Company Act of 1940 relating to investment advisers. Further, these Business Ethics respond to the requirements of the Insider Trading and Securities Fraud Enforcement Act of 1988.

These Business Ethics are designed to supplement the Business Ethics and Practices adopted by CIGNA Corporation, which apply to all employees of CIGNA Corporation and its affiliates. Investment Management Associates and Restricted Persons must comply with the Business Ethics and Practices of CIGNA Corporation as well as the Business Ethics for Investment Management Associates and Restricted Persons. Violations of the Business Ethics and Practices of CIGNA Corporation must be reported to the CIGNA General Auditor.

                              GENERAL DEFINITIONS


Access Persons           Those individuals who have physical access either to
                         the Trading Room or to information relating to securities transactions which have been made for Client accounts within seven calendar days of a trade.

Advisory Companies       CIGNA Investments, Inc.
                         CIGNA International Investment Advisors, Ltd.
                         CIGNA Investment Advisory Company, Inc.
                         CIGNA Leveraged Capital Fund, Inc.
                         CIGNA Funding Limited Partnership
                         Global Portfolio Strategies, Inc.

Beneficial               This term includes the ability to exercise investment
Ownership                decision-making powers (alone or in conjunction with
                         others), the ability to vote as a Security holder
                         (alone or in conjunction with others) or the ability to receive monetary rewards of ownership.

Chief Compliance         Tim Roberts is the Chief Compliance Officer for
Officer                  Investment Management.

CIGNA Securities         Securities issued by CIGNA Corporation or its
                         affiliates.

Client Any corporate, advisory, investment company or other account, managed by, or as to which investment advice is given by, an Advisory Company.

Family Member            This includes a spouse or other relative of the
                         Investment Management Associate or Restricted Person, whether by blood, marriage, or otherwise, who shares the same home or is financially dependent on the Investment Management Associate or Restricted Person or whose investments are controlled by the Investment
                         Management Associate or Restricted Person. It also includes unrelated individuals whose investments are controlled by the Investment Management

                         Associate or Restricted Person or to whose financial support the Investment Management Associate or Restricted Person materially contributes or with whom significant information may be shared by the Investment Management Associate or Restricted Person. The Chief Compliance Officer should be consulted if there is any question as to whether an individual is included in this definition.

Investment Management    All persons who report to, or who report to persons
Associates               who report, directly or through other persons, to the
                         President of Investment Management.

Material, Nonpublic      Information is material if it might reasonably be
Information              expected to affect the market value of a Security or
                         influence investor decisions to buy, sell or hold a Security. Information is nonpublic if it is not generally available to the investing community.

Non-Access Persons       Those individuals who do not have physical access to
                         the Trading Room and who do not have access to any information relating to securities transactions made on behalf of Client accounts within seven calendar days of a trade.

Personal Account         This includes the Investment Management Associate or
                         Restricted Person's own account, the account of a
                                                          ----------------
                         Family Member, or any account in which the Investment
                         ------ ------
                         Management Associate or Restricted Person or Family
                         Member holds direct or indirect Beneficial Ownership.

Purchase or Sale         Any contract or agreement, including the writing of an
                         option, to purchase or sell a Security.

Restricted Persons       Persons so identified by the Investment Law Department,
                         who may or may not be Investment Management Associates.

Security Any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing, except that it shall not include securities issued by the Government of the United States, securities acquired through a plan for the automatic reinvestment of dividends or shares of a registered, open-end investment company not managed or sponsored by a CIGNA Company.

                                    SUMMARY


The following is a brief summary of the Business Ethics. This summary is intended to provide a point of reference and is not a substitute for reading the
                                                ---
entire Business Ethics.

Many of the terms that are capitalized are defined on pages 2 through 4.

1. Investment Management Associates and Restricted Persons must report their Securities transactions for their own and Family Members' Personal Accounts monthly. See pages 13 and 14.

2.  Trading in initial public offerings for a Personal Account is prohibited.

3. All Access Persons and Non-Access Persons are prohibited from realizing trading profits which result from transactions executed for a Personal Account within a sixty-day calendar period.

4. All Access Persons and certain Non-Access Persons must pre-clear transactions in CIGNA Securities (including transactions in CIGNA Securities through the 401(k) Plan). In the case of Family Members, transactions in any Securities through their 401(k) Plan must also be pre-cleared.

5. Access Persons are those who have physical access either to the Trading Room ("Trading Room") or to information relating to securities transactions which have been made for Client accounts within seven calendar days of a trade. These individuals are presumed to know what Securities are being bought and sold for the accounts of Clients. Access Persons are obliged, therefore, to pre-clear with Investment Management Compliance (as described on pages 9 and 10) a Securities transaction for their Personal Account. Also, they are prohibited from buying or selling a Security for a Personal Account if the individual has actual knowledge that CIGNA intends to purchase or sell that Security, or if the Security has been bought or sold for the account of a Client within the past seven calendar days of the proposed Securities transaction for a Personal Account.

6. Non-Access Persons are those who do not have physical access to the Trading Room and who do not have access to any information relating to securities transactions made on behalf of Client accounts within seven calendar days of a trade. Except for investments in private placements, Non-Access Persons have no obligation to pre-clear before engaging in a Securities transaction for their Personal Account.

7. Upon commencement of employment and annually thereafter, those employees most closely associated with management of third-party funds invested in public securities shall disclose all personal securities holdings (except unaffiliated, open-end mutual funds and securities issued by the Government of the United States). Individuals subject to this requirement will be notified separately by Investment Management Compliance.

8. Transactions in Securities (other than with the issuer) based on material, nonpublic information are prohibited by law. CIGNA does not purchase or sell securities of issuers on the Restricted List without the concurrence of Investment Management Compliance and the Investment Law Department. In addition, Investment Management Associates who receive the Restricted List may not Purchase or Sell Securities on such List for a Personal Account without prior approval of Investment Management Compliance and the Investment Law Department.

9. Material, nonpublic information obtained by Investment Management Associates may be shared with other Investment Management Associates only to the extent required for the conduct of Investment Management's business.

10. Investment Management Associates and Restricted Persons are also subject to restrictions on Receipt of Gifts (refer to page 14), Company Sponsored Trips/Events (refer to page 15), Real Estate Transactions (refer to page 15) and Corporate Directorships and Other Business Relationships (refer to page
    16).

11. Investment Management Associates and Restricted Persons will annually affirm in writing that they have (a) complied with the Business Ethics, (b) reported all personal securities transactions required to be disclosed, (c) disclosed all personal securities holdings (if required) and (d) disclosed any conflict situation.

                                ACCESS PERSONS


Access Persons are those who have physical access either to the Trading Room or to information relating to securities transactions which have been made for Client accounts within seven calendar days of a trade, including the following:

     1.   Certain personnel of CIGNA Investments, Inc. ("CII") and affiliates:

          a.  The President of CII

          b.  Certain Retirement Investment personnel

          c.  All Insurance Investment Advisors personnel

          d. All Capital Markets personnel, except certain Real Estate personnel

          e.  Certain Financial personnel

          f.  Human Resources personnel who support the Bloomfield Trading Room

          g.  Certain Systems personnel

     2. Those Restricted Persons identified as Access Persons by Investment Management Compliance or the Investment Law Department.

     3. Other CIGNA employees who are identified as Access Persons by Investment Management Compliance or the Investment Law Department.

                              NON-ACCESS PERSONS


Non-Access persons are those who do not have physical access to the Trading Room and who do not have access to any information relating to securities transactions made on behalf of Client accounts within seven calendar days of a trade, including the following:


  1.   Certain CII Personnel and affiliates:

       a.  Certain Real Estate personnel

       b.  Certain Retirement Investment personnel

       c.  Financial personnel except those who are Access Persons

       d.  Human Resources personnel except those who are Access Persons

       e.  Systems personnel except those who are Access Persons

       f. Personnel with client services responsibilities except those who are Access Persons

  2. Those Restricted Persons identified as Non-Access Persons by Investment Management Compliance or the Investment Law Department.

  3. Other CIGNA employees who are identified as Non-Access Persons by Investment Management Compliance or the Investment Law Department.

               TRANSACTIONS IN SECURITIES FOR PERSONAL ACCOUNTS


 . All Access Persons shall be required to pre-clear transactions for a Personal
  Account (except unaffiliated, open-end mutual funds and securities issued by the Government of the United States), including all transactions in CIGNA Securities through the Access Person's 401(k) Plan. It is the obligation of the employee to pre-clear for Family Members.

 . All Access Persons are prohibited from Purchasing or Selling a Security for a Personal Account within seven calendar days on either side of a Purchase or Sale made for the account of a Client.

 . All Access Persons and Non-Access Persons are prohibited from trading in initial public offerings for a Personal Account.

 . All Access Persons and Non-Access Persons are required to obtain approval from Investment Management Compliance prior to investing in a private placement for a Personal Account..

 . All Access Persons and Non-Access Persons are prohibited from realizing trading profits which result from related transactions executed for a Personal Account within a sixty-day calendar period.

 . Upon commencement of employment and annually thereafter, those employees most closely associated with management of third-party funds invested in public securities shall disclose all personal securities holdings (except unaffiliated, open-end mutual funds and securities issued by the Government of the United States). Individuals subject to this requirement will be notified separately.

 . Those who receive the Restricted List may not Purchase or Sell a Security on such List for a Personal Account without prior approval for such transaction from Investment Management Compliance and the Investment Law Department.


                                ACCESS PERSONS

Because they have access either to the Trading Room or to information relating to securities transactions which have been made for Client accounts within seven calendar days of a trade, Access Persons are presumed to be knowledgeable regarding transactions in publicly traded Securities for the accounts of Clients.

Before placing an order to Purchase or Sell a particular Security for a Personal Account, an Access Person must inquire of Investment Management Compliance whether he or she has permission to trade in the Security. Following an inquiry process, Investment Management Compliance will make the determination of whether the Access Person is cleared to trade in the Security. If clearance is granted, Investment Management Compliance will so notify the Access Person and will complete an Inquiry form (Exhibit A), a copy of which will be sent to the Access Person for his or her records and a second copy will be retained in Investment Management Compliance. Permission to trade is only good for the day it is given. If the Access Person does not trade on the day permission is granted or the broker is unable to execute the order and the Access Person still desires to trade in the Security, he or she must request permission daily from Investment Management Compliance until the order is either executed or withdrawn.

Notwithstanding the foregoing, an Access Person may consult Investment Management Compliance from time to time to discuss a hardship exception to the prohibition. Any exception to the prohibition will be at the sole discretion of Investment Management Compliance and will be documented along with any Personal Account transaction which is effected pursuant to the request.

Monthly, all Access Persons will report all Securities transactions for Personal Accounts on the Personal Report of Securities Transactions form as specified in the procedures regarding "Reporting of Personal Securities Transactions" on pages 13 and 14.


                              NON-ACCESS PERSONS


Non-Access Persons do not have access to the Trading Room and do not have access to any information relating to securities transactions made on behalf of Client accounts within seven calendar days of a trade. Thus, with the exception of investments in private placements, Non-Access Persons need not pre-clear transactions in Securities for a Personal Account.

Non-Access Persons who receive the Restricted List will not Purchase or Sell for a Personal Account a Security of an issuer which is on such List, except after obtaining approval for such transaction from Investment Management Compliance and the Investment Law Department.

Monthly, all Non-Access Persons will report all Securities transactions for Personal Accounts on the Personal Report of Securities Transactions form as specified in the procedures regarding "Reporting of Personal Securities Transactions" on pages 13 and 14.


                     POLICIES APPLICABLE TO ACCESS PERSONS
                            AND NON-ACCESS PERSONS


Prohibitions Against Transactions Based on Material, Nonpublic Information
--------------------------------------------------------------------------

No Investment Management Associate or Restricted Person will cause a Purchase or Sale of a Security (other than the customary activities of the Capital Markets segment) to be made for a Client or for a Personal Account while in possession of material, nonpublic information with respect to the issuer of such Security. (Material, nonpublic information is defined on page 11.) You must be careful to avoid any impropriety, or even the appearance of an impropriety, in all of your investment transactions. For example, knowing "front running" must always be avoided, i.e., you may not Purchase or Sell a Security for a Personal Account if you have actual knowledge or reasonable grounds to believe that such Security (or any other Security known to be convertible or exchangeable into or exercisable for the particular Security, or any Security into which that Security is convertible or exchangeable or for which it is exercisable) is being considered for Purchase or Sale for the account of a Client, or if you have knowledge of an open order or of an intent to acquire or dispose of a position for the account of a Client.

Transactions in Securities Issued by CIGNA Corporation or its Affiliates
------------------------------------------------------------------------

Transactions in CIGNA Securities by CIGNA employees through their personal brokerage accounts, through their 401(k) Plans, through the exercise and/or simultaneous Sale of stock options or as a result of the Sale of restricted stock are governed by the Policy Statement for Transactions in CIGNA Securities contained in the CIGNA Corporate Policy and Procedure Manual. (See Appendix I, pages A-8 through A-10 to these Ethics.) Questions on such transactions should be directed to the Office of the Corporate Secretary in Philadelphia.

Outside Accounts
----------------

All employees who receive the Restricted List who wish to open accounts with broker-dealers to consummate Securities transactions for a Personal Account must notify Investment Management Compliance when they receive the account number(s) and prior to trading through the account(s). Investment Management Compliance arranges for duplicate confirmations and monthly account statements for all Personal Account transactions to be sent promptly by the broker-dealer to Investment Management Compliance.

All Investment Management Associates and Restricted Persons who wish to open margin accounts with broker-dealers to consummate Securities transactions for a Personal Account must notify Investment Management Compliance when they receive the account number(s) and prior to trading through the account(s).


               POLICY REGARDING MATERIAL, NONPUBLIC INFORMATION

What is Material, Nonpublic Information
---------------------------------------

As a general guideline, information is material if it might reasonably be expected to affect the market value of Securities or influence investor decisions to buy, sell or hold Securities. Information is nonpublic if it is not generally available to the investing community.

Handling of Material, Nonpublic Information
-------------------------------------------

As noted earlier, the Purchase or Sale of Securities while in possession of material, nonpublic information with respect to the issuer of such Securities is generally prohibited by federal and state law. Certain Access Persons and Non-Access Persons, in the normal course of business, receive material, nonpublic information supplied by issuers of privately offered investments. On occasion, other Access Persons may also find they are in possession of material, nonpublic information.

Restricted List
---------------

The Restricted List is maintained by Investment Management Compliance. This List includes issuers as to which material, nonpublic information has been received by Access Persons and/or Non-Access Persons. It also identifies issuers as to which the release of such information violates contractual restrictions. In addition, it also includes those issuers, the trading of whose Securities is limited by other policy or legal considerations. The Restricted List is distributed to all traders of public securities, portfolio managers and analysts, persons responsible for private secondary market trading and others as determined by the Investment Law Department.

If any individual believes that he or she is in possession of material, nonpublic information with respect to an issuer having publicly traded Securities outstanding, he or she must immediately advise Investment Management Compliance of the fact so that the name can be added to the Restricted List. If the individual is uncertain as to the materiality of the information, he or she should immediately meet with the Chief Compliance Officer or head of the Global Fixed Income Research Unit to review the information and make a determination if it is appropriate to add the issuer to the Restricted List. If the group is unable to agree, the issuer will be placed on the Restricted List while the issues are reviewed by a higher level of management.

Material, nonpublic information about an issuer is to be kept in strictest confidence except to the extent specifically required for the conduct of Investment Management's business. An issuer placed on the Restricted List because of material, nonpublic information will not be removed from such List until the information which resulted in the issuer being placed on such List is no longer material or is now public.

Prohibition on Trading in Securities of Issuers on the Restricted List
-----------------------------------------------------------------------

No transaction will be made in a Security for the account of a Client, the issuer of which is on the Restricted List, unless such transaction has been approved by Investment Management Compliance and the Investment Law Department.

Conversations
-------------

At all times Access and Non-Access Persons must be mindful that any information which is considered to be material and/or nonpublic (or conclusions or opinions based on such information) should not be disclosed to anyone who does not have a business need to know such information and any recipient of such information must be made aware that the information is material and nonpublic.

Files
-----

Release of any materials which may contain material, nonpublic information (or conclusions or opinions based thereon) is only allowed on a need-to-know basis.

Other Disclosures
-----------------

Capital Markets associates and Non-Access Persons should also exercise diligence in other areas where the possibility exists that material, nonpublic information may be inadvertently disclosed to anyone who does not have a need to know. For example, documents should not be left in conference rooms, or on copy or fax machines. Care should be taken to properly file or discard documents.

                                 INDIVIDUAL RESPONSIBILITY
                                 -------------------------

Compliance with this policy does not exhaust an individual's obligations in connection with material, nonpublic information. It is your responsibility to avoid even the appearance of impropriety in the conduct of your personal financial affairs.

If you have questions concerning this policy, you should discuss them with your supervisor, with Investment Management Compliance or with the Investment Law Department.


                 REPORTING OF PERSONAL SECURITIES TRANSACTIONS


Investment Management Associates and all Restricted Persons are required by the Business Ethics to report their personal Securities transactions. When reporting transactions in Securities on the Personal Report of Securities Transactions ("Monthly Report"), Investment Management Associates and Restricted Persons need to also include any transactions which have been executed in the Securities of CIGNA Corporation through their personal brokerage account, through their 401(k) Plan, through the exercise and/or simultaneous sale of stock options or as a result of the sale of restricted stock. In addition, investments which are made by Investment Management Associates and Restricted Persons or their Family Members through investment clubs, investment partnerships, etc. need to be reported on the Monthly Report. For additional guidance relating to personal securities reporting and the completion of your Monthly Report, see Compliance Guidelines - Personal Securities Transactions (Exhibit C) and Compliance Guidelines - CIGNA Securities (Exhibit D) attached to these Business Ethics. The following procedures apply for reporting of Securities transactions for Personal Accounts as required by the Business Ethics.

Access Persons and Non-Access Persons
-------------------------------------

Investment Management Compliance monthly distributes to and receives from Access Persons and Non-Access Persons the Monthly Report (Exhibit B). The Monthly Report must be completed, signed and returned to Investment Management Compliance within the first ten days following the end of each month. Transactions that may be in violation of the Business Ethics are subject to the procedures set forth in the "Investigations" section of these Business Ethics.


Timeliness
----------

It is the responsibility of all Investment Management Associates and Restricted Persons to make certain that their Monthly Reports are submitted in a timely fashion. If the Reports are not submitted within the time frame established by these Business Ethics, the Investment Law Department and the Chief Compliance Officer will be notified and appropriate follow-up action will be taken until all Reports have been received.


International
-------------

The Compliance Officer in each international office is responsible for reviewing the Monthly Reports submitted by employees in his or her office. Such review shall relate only to Securities traded in those offices. The Chief Compliance Officer or his designee will review the Monthly Reports of employees in all of the international offices only with respect to Securities traded in Bloomfield.

                               RECEIPT OF GIFTS


Except as provided below, Investment Management Associates and Restricted Persons and those residing in the household of such persons will not accept any gift from a Client, from a customer or potential customer of CIGNA Corporation or any of its affiliates, from a seller or potential seller of goods or services to CIGNA Corporation or any of its affiliates, including services relating to investment of funds managed by any affiliate of CIGNA Corporation, or from any other person or entity with whom such Investment Management Associate or Restricted Person is dealing on behalf of CIGNA Corporation or any of its affiliates (any such Client, customer, seller, person or other entity is referred to below as a "Source").

Gifts include cash, checks, gift certificates, prizes sponsored by or paid for by brokerage houses or investment bankers, or investments of any amount, as well as any other property, service or thing of value (such as tickets, admission or entrance fees, meals, entertainment, transportation or lodging).

Excluded from the above prohibition on the receipt of gifts are:

 .   Gifts (other than cash, checks, gift certificates or investments in any amount) received during a calendar year which do not exceed $100 in value from any one Source.

 .   Entertainment and meals, with the provider present, the purpose of which is to further relationships on behalf of CIGNA Corporation or any of its affiliates or to consider investments for an account managed by Investment Management or any of its affiliates, provided that the value of such entertainment and meals is ordinary and reasonable in the circumstances.

Exceptions from this policy must first be reviewed by Compliance and then approved in writing by the President of Investment Management.

                        COMPANY SPONSORED TRIPS/EVENTS


In general, Investment Management will be responsible for all business travel expenses incurred by its employees which are consistent with corporate travel policy. As a matter of policy, Investment Management does not allow sponsors of trips who are brokers or issuers of securities or other investable assets to pay for travel or lodging expenses for our employees.

Exceptions to this policy can be made if the trip sponsor arranges for group travel or lodging which is not available through normal commercial channels for the convenience of the group (e.g. charter flights) or is a de minimis expense to the sponsor because of the nature of its business (e.g. airline or hotel companies). In both of these cases, it should be clear that the sponsor is paying for reasons of convenience rather than to curry favor.

If frequent meal meetings or gatherings are necessary and Investment Management is the only investor present at these meetings, expenses should be shared.

If payment for travel or lodging by an issuer or broker which would be inconsistent with this policy appears to be in CIGNA's best business interest, the appropriate Investment Management member of the Senior Leadership Team can obtain a policy exception by submitting a brief description of the trip and the expenses to be paid by the trip sponsor to the Investment Management Controller prior to the start of the trip. The Controller will retain these records for future reference. Any travel taken under this section must be otherwise consistent with CIGNA/Investment Management travel policy.


                           REAL ESTATE TRANSACTIONS


Investment Management Associates and Restricted Persons shall refrain from engaging in the real estate business, the development of real estate or from serving as consultant to others in such activities, unless the appropriate of Investment Management's Senior Leadership Team has determined that the proposed activity is one where no conflict of interest will occur and where such activity can be carried out on personal time without interfering with Investment Management responsibilities.

This prohibition shall not apply to the purchase and sale of a residence (including a vacation or second home) used as such by a Investment Management Associate or Restricted Person, to real estate acquired by gift or inheritance, to the ownership of undeveloped land or to the Purchase or Sale of Securities, the proceeds of which are invested in interests in real estate.

                       CORPORATE DIRECTORSHIPS AND OTHER
                            BUSINESS RELATIONSHIPS


In order that even the appearance of impropriety be avoided, it is important that Investment Management Associates and Restricted Persons not be involved in investment decisions made for a Client which relate to other business enterprises of which they are insiders. For purposes of this policy, a person is an insider of a business enterprise if he or she is one of its directors or officers, or otherwise has a confidential relationship with it, or has a beneficial ownership of the lesser of $250,000 (market or cost) or 1% of its voting stock. A regulated investment company is not a business enterprise for this purpose.

Investment Management Associates and Restricted Persons should make written disclosure of any insider relationships to Investment Management Compliance which will report director and officer relationships to the Head of Human Resources, Investment Management, who in turn will review these relationships with the Corporate Secretary of CIGNA Corporation. No new insider relationships should be affirmatively accepted without the written approval of the Investment Management President and, if required by CIGNA Corporation policy, by the Corporate Secretary of CIGNA Corporation. New beneficial ownership in excess of $250,000 or 1% of voting stock resulting from appreciation or involuntary actions are reported in the annual disclosure of insider relationships. (See the CIGNA Corporation policy on "Outside Boards and Officerships" in the CIGNA Corporate Policy and Procedure Manual). The continuation of any insider relationship is at the discretion of the management of Investment Management and the Corporate Secretary of CIGNA Corporation and is to be terminated upon request.

A person who is an insider of another business enterprise should not be asked for advice or information about it, nor should he or she receive information regarding CIGNA's investment deliberations regarding it. An insider of another business enterprise is to be excluded from all investment decision making affecting it, and should not be allowed to participate in any consideration or discussion about the Securities of such business enterprise. Abstention from discussion and vote is not sufficient -- absence from the meeting and the reflection of such absence in the minutes of such meeting are required. Once such consideration or discussion is complete, the individual may return to the meeting, but is not to be advised of or asked to comment on the consideration or discussion.

If the insider would otherwise have approval authority for an investment decision pertaining to the business enterprise, approval will be made at the next higher level, without the insider's involvement or recommendation.

With the concurrence of the Corporate Secretary of CIGNA Corporation, and in accordance with CIGNA Corporate Policy, the President of Investment Management may exclude from the application of this policy persons who serve as directors or officers of portfolio companies and who, therefore, are insiders solely at the request of Investment Management.

                             CONFLICTS OF INTEREST


Investment Management Associates and Restricted Persons, by borrowing or lending, or through investments or in any other way, should not create a situation in which personal interests, financial or otherwise, might influence, or give the appearance of influencing, any action taken, judgment made, or advice given on behalf of any Client.

Investment Management Associates and Restricted Persons may not buy, sell, trade, or carry investments, or borrow or lend funds under circumstances which would result in becoming beholden in any sense to any dealer, broker, or Client; or which produce or could produce conflicts of interest or conflicts of judgment as between personal transactions and those of CIGNA Corporation or any of its affiliates. It is improper for Investment Management Associates or Restricted Persons and persons residing in the household of Investment Management Associates or Restricted Persons to extend excessive entertainment or gifts to a customer (including a Client) or potential customer of CIGNA Corporation or any of its affiliates.

Investment Management Associates and Restricted Persons may not utilize for personal benefit any nonpublic information which is learned through any position or association with an Advisory Company, Investment Management, CIGNA Corporation or any of its affiliates.

Investment Management Associates and Restricted Persons who have, or whose relatives (or spouse's relatives) sharing a home have, any interest in a nonpublicly-owned enterprise, or a material interest in any publicly-held enterprise should report such interest (and any material change in such interest) to the President of Investment Management or to the appropriate member of the Senior Leadership Team, if:


    (a) such enterprise borrows or proposes to borrow from or has placed or proposes to place investments with CIGNA Corporation or any of its affiliates;

    (b) such enterprise is a substantial competitor of CIGNA Corporation or any of its affiliates; or

    (c) any part of the business of such enterprise consists of acting as a seller of goods, investments, or services to CIGNA Corporation or any of its affiliates.


Investment Management Associates and Restricted Persons do not accept any outside employment (whether on a salaried or a commission basis) unless such employment does not interfere with the satisfactory performance of their duties with Investment Management and does not have any real or apparent potential for conflict with CIGNA's business. In doubtful cases, approval is obtained first from the appropriate member of the Senior Leadership Team of Investment Management and then from the President of Investment Management and the General Counsel, CIGNA Corporation, or his designee, before such employment is accepted.

                             OTHER PROHIBITED ACTS


No Investment Management Associate nor Restricted Person shall --

    1.  Employ any device, scheme or artifice to defraud any Client;

    2. Make to any Client any untrue statement of a material fact or omit to state to such Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

    3. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Client; or

    4.  Engage in any manipulative practice with respect to a Client.


                                INVESTIGATIONS


The Chief Compliance Officer will make a determination from the Personal Reports of Securities Transactions, the annual Affirmation/Disclosure Statements and from any other situations brought to his attention, or of which he is aware, whether a violation or possible violation, of these Business Ethics has occurred. The Chief Compliance Officer will thoroughly investigate each violation or possible violation. Such investigative procedures shall include notification to the appropriate member of the Senior Leadership Team and to the Investment Law Department of the violation or possible violation, and discussion of the violation or possible violation with the individual to determine whether the procedures set forth in the Business Ethics section of the Policy and Procedures Manual were followed. Each investigation will be properly documented, including the name of the individual, the name of the Security, the date of the investigation, identification of the accounts affected, if any, and a summary of the disposition. The file kept on such investigation shall include all underlying records.

The Chief Compliance Officer will report his findings in writing to the appropriate member of the Senior Leadership Team, and to the Investment Law Department. The decision as to whether a violation has occurred will be subject to review by the Chief Compliance Officer, the appropriate member of the Senior Leadership Team, and the Investment Law Department.

                                   SANCTIONS


All material violations of these Business Ethics and any sanctions imposed with respect thereto which relate to an Investment Company Client shall be reported periodically to the Board of Trustees/Directors of the Investment Company Client with respect to whose Securities the violation occurred.

Investment Management Associates and Restricted Persons who have knowingly violated any provision of these Business Ethics shall be subject to sanctions, imposed by the President of Investment Management or the appropriate member of the Senior Leadership Team, as the case may be.

Violations of Investment Management's Business Ethics may also result in violations of the Business Ethics and Practices of CIGNA Corporation. All such violations of the Business Ethics and Practices of CIGNA Corporation must be reported to the CIGNA General Auditor.

                       DISSEMINATION AND ACKNOWLEDGMENT
                            OF THE BUSINESS ETHICS


The following procedures pertain to dissemination and acknowledgment of receipt of the Business Ethics:

1. The Chief Compliance Officer for Investment Management or each designated Compliance Officer oversees the annual dissemination and affirmation of the Business Ethics to those persons for whom he or she is responsible. Currently, the Compliance Officers are as follows:

       Chief Compliance Officer               Tim Roberts
       Compliance Officer (Human Resources)
       Compliance Officer (London)            Flora Kong
       Compliance Officer (Sydney)            Ann Simpson
       Compliance Officer (Tokyo)             Fumi Kaji

2. The Compliance Officer for Human Resources ensures that each new officer or employee of Investment Management receives, upon employment in Investment Management, a copy of the Business Ethics and the Affirmation/Disclosure Statement (Exhibit E). The new officer or employee sends the executed Affirmation/Disclosure Statement to Investment Management Compliance.

3. Investment Management Compliance ensures that each Restricted Person, at the time he or she is so identified, receives a copy of the Business Ethics and executes the Affirmation/Disclosure Statement. Investment Management Compliance retains the executed Affirmation/Disclosure Statement. The Investment Law Department will notify Investment Management Compliance promptly regarding any changes to the Restricted Person list.

4. Annually (or more frequently in the event of a significant change), Investment Management Compliance distributes a copy of the Business Ethics to all Investment Management Associates and to each Restricted Person and receives from each such person an executed Affirmation/Disclosure Statement. Investment Management Compliance will review each Affirmation/Disclosure Statement received and bring to the attention of the Chief Compliance Officer, the Investment Law Department and the appropriate member of the Senior Leadership Team, or designee, situations that reveal a conflict of interest or potential conflict of interest or other violation or potential violation of the Business Ethics. Investment Management Compliance maintains the executed Affirmation/Disclosure Statements for two years in an easily accessible place and for an additional six years in inactive storage.

5. The Business Ethics distributed to Investment Management Associates and Restricted Persons also contain the Employee Guide to Corporate Policies (Appendix I) which includes the Business Ethics and Practices, Antitrust and Material Non-Public Information for the management of CIGNA Corporation and its subsidiaries. Execution by such persons of the Affirmation and Disclosure Statement includes an acknowledgment that they have read and are in compliance with these Policies.

                                                                       EXHIBIT A
                                                                       ---------

                                    INQUIRY
                       PERSONAL SECURITIES TRANSACTIONS


Name: __________________________________________________________________________

Date: __________________________________________________________________________

Time: __________________________________________________________________________

Name of Security: ______________________________________________________________


 .    If the request is to purchase (sell), has this security been sold or
     (purchased) by this individual within the past 60 days?

     No________

 .    Has a CIGNA portfolio purchased or sold this security within the past seven days or is a transaction currently anticipated within the next seven days?

     No________

 .    Is this an IPO?

     No________

 .    Is this a private placement?

     No________


This approval is good for the date above only.

Comments:

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing:                                         For Month of        , 1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

=================================================================================================================================
                                                                                                                DATE
                                                                                                   ------------------------------

                                Name of                                Number of      Price per                         Other
     Name of Security     Broker/Dealer/Bank     Account Number      Shares/Units     Share/Unit    Purchased   Sold  (Explain)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

  [_]  NONE (check if no reportable transactions)


Signature:  ________________________              Date: __________________

Compliance Unit Review: __________

                                                                       EXHIBIT C
                                                                       ---------

           COMPLIANCE GUIDELINES - PERSONAL SECURITIES TRANSACTIONS
           --------------------------------------------------------


This document will serve as a guideline regarding personal securities transactions and the completion of your monthly Personal Report of Securities Transactions form. It covers several types of transactions. An additional document (Exhibit D) will address all transactions in CIGNA Securities.

It is important to note that Access Persons must pre-clear all reportable
                                                           ---
securities transactions.

Open or Standing Orders with Brokers
------------------------------------

Access Persons must pre-clear, daily, all Orders for the purchase or sale of securities for their personal account. The Order must be placed with the broker as a Day Order, not a blanket Open or Standing Order. If the trade doesn't execute on the day pre-clearance is obtained from Compliance, Access Persons must obtain pre-clearance again the next day. Please be certain that your broker understands this requirement and complies with it.


Dividend Reinvestments, Securities Issued by the Government of the United States
--------------------------------------------------------------------------------
and Unaffiliated, Open-End Mutual Funds
---------------------------------------

We want to reiterate that it is not necessary to pre-clear or report transactions of (a) regular dividend reinvestments, (b) securities which are issued by the Government of the United States or (c) unaffiliated, open-end mutual funds.

Non-Discretionary Transactions
------------------------------

It is not necessary to report non-discretionary transactions such as mergers, spin-offs and stock splits.


Direct Purchase/Dividend Reinvestment Account
---------------------------------------------

All reporting persons who open a brokerage account for the purpose of purchasing a small number of common stock shares, thereby enabling them to make periodic purchases of additional shares and/or reinvest their dividends directly with the company, should report this type of activity as shown in Exhibits 1, 2, 3 and 4 attached. In addition, Access Persons who make periodic purchases occasionally for different dollar amounts and different securities must first obtain pre-clearance before sending their check for each such purchase.

Completion of Your Monthly Report
---------------------------------

Please be certain to send us the original Personal Report of Securities
                                 --------
Transactions form and keep the copy for your files!

Name of Security -- Please be sure to report the full name of the security, not
----------------
only the stock symbol.

Date (Purchased/Sold/Other) -- You must enter the date that you either
---------------------------
purchased, sold or had another type of transaction. If a transaction falls into the "other" category, please describe the transaction. Only the date of the current month's transaction should be entered in this section -- not the date of your previous purchase/sale of the security.


IPOs
----

As stated in the Ethics, IPOs in general are banned. However, there may be circumstances where certain types of investments may be permitted since they would not tend to give rise to a conflict of interest.


Connecticut College Zero Coupon Savings Bonds
---------------------------------------------

Connecticut College Zero Coupon Savings Bonds are exempt from the IPO ban. However, Access Persons must still pre-clear transactions in these bonds through Investment Management Compliance.

EXHIBIT 1 -  Initial Purchase
---------
             of Shares

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: ________________________          For Month of ____________ , 1999


The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

====================================================================================================================================
                                                                                                                  DATE
                                                                                                    --------------------------------
                                Name of                                Number of      Price per
   Name of Security       Broker/Dealer/Bank     Account Number      Shares/Units     Share/Unit    Purchased      Sold      Other
------------------------------------------------------------------------------------------------------------------------------------
AT&T COMMON                 MERRILL LYNCH            234678               10             $100        1/25/99
------------------------------------------------------------------------------------------------------------------------------------
GTE COMMON                    "      "                 "                  10             $ 85        1/26/99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

 [_] NONE (check if no reportable transactions)


Signature: ____________________________           Date: ________________________

Compliance Unit Review: __________

EXHIBIT 2 - First Month in Which
---------
            a Set $ Amount is Applied
            to a Purchase

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: ________________________  For Month of ____________________ , 1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

===================================================================================================================================
                                                                                                                  DATE
                                                                                                    -------------------------------
                                Name of                                Number of      Price per
   Name of Security       Broker/Dealer/Bank      Account Number     Shares/Units     Share/Unit    Purchased      Sold      Other
-----------------------------------------------------------------------------------------------------------------------------------
AT&T COMMON            DIRECTLY THROUGH COMPANY    OR "N/A" IF NONE                                       *
-----------------------------------------------------------------------------------------------------------------------------------
GTE COMMON                 "              "                                                            **
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *ONGOING MONTHLY $50 PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
**ONGOING MONTHLY $25 PURCHASE
===================================================================================================================================

  [_] NONE (check if no reportable transactions)


Signature: ____________________________________   Date: ________________________

Compliance Unit Review: __________

EXHIBIT 3 - Monthly Thereafter, Provided
---------
            There are No Changes in $ Amount
            and No Other Changes

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: ________________________  For Month of ____________________ , 1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

===================================================================================================================================
                                                                                                                  DATE
                                                                                                    -------------------------------
                                Name of                                Number of      Price per
   Name of Security       Broker/Dealer/Bank      Account Number     Shares/Units     Share/Unit    Purchased      Sold      Other
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

[X] NONE (check if no reportable transactions) Other than periodic purchases as previously reported


Signature: _____________________________________  Date: ________________________

Compliance Unit Review: __________

EXHIBIT 4 - First Month in Which a
---------
            Change Occurs in $ Amount
            Applied to Purchase

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: ________________________  For Month of ____________________ , 1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

===================================================================================================================================
                                                                                                                  DATE
                                                                                                    -------------------------------
                                Name of                                Number of      Price per
   Name of Security       Broker/Dealer/Bank      Account Number     Shares/Units     Share/Unit    Purchased      Sold      Other
-----------------------------------------------------------------------------------------------------------------------------------
AT&T COMMON             DIRECTLY THROUGH COMPANY   OR "N/A" IF NONE                                       *
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 * CHANGE IN ONGOING MONTHLY PURCHASE FROM $50 TO $60
===================================================================================================================================

[_] NONE (check if no reportable transactions)


Signature: _____________________________________  Date: ________________________

Compliance Unit Review: __________

                                                                       EXHIBIT D
                                                                       ---------

                   COMPLIANCE GUIDELINES - CIGNA SECURITIES
                   ----------------------------------------

Since many of you have asked questions regarding procedures for the approval of and reporting of transactions in CIGNA Corporation Securities, especially in your 401(k) Plan, we are providing additional information which should be helpful to you.

As provided in CIGNA's Corporate Policy and Procedure Manual, specifically ADM-2, transactions involving any CIGNA, or CIGNA-sponsored, security are prohibited. Examples include writing or trading any option, or selling "short" any CIGNA, or CIGNA-sponsored, security.

PRE-CLEARANCE REQUIREMENTS
--------------------------

Access Persons must pre-clear with Investment Management Compliance:

1.   All transactions in CIGNA Corporation Securities through a personal broker

2. All discretionary transactions, including changes in percentages, in CIGNA Corporation Securities within the 401(k) Plan

REPORTING REQUIREMENTS AND PROCEDURES
-------------------------------------

CIGNA Corporation Securities Through Your Personal Broker
---------------------------------------------------------
If you buy or sell CIGNA Corporation Securities through your personal brokerage account, the transaction should be reported in the same manner as a transaction in the stock of any other company.

CIGNA Stock Fund in 401(k) Plan
-------------------------------

The following transactions in CIGNA Securities through your 401(k) Plan are reportable:

1. Any change/transfer in investment choices for accumulated balances in your 401(k) which impact the dollar amount invested in the CIGNA Stock Fund. (See Exhibit 1)

2. Any increase or decrease in the percent of your future 401(k) contributions that are allocated to the CIGNA Stock Fund. (See Exhibit 2)

3. Any increase or decrease in the percent of your total 401(k) contributions if one of your investment choices is the CIGNA Stock Fund. (See Exhibit 3)
     ---------------------------------------------------------

4.   Any loan through your 401(k) Plan if CIGNA Securities are involved.

Attached are samples of completed forms with the type of information necessary for transactions in CIGNA Securities within your 401(k) Plan.

Please make a note of the date on which you call the 401(k) AnswerLine to make
------------------------------------------------------------------------------
your change.  This is the transaction date you should use when completing your
------------------------------------------------------------------------------
monthly Personal Report of Securities Transactions form.
-------------------------------------------------------

The following are not reportable:

1. Increases to 401(k) contributions due to salary/bonus actions.

2. Ongoing bi-weekly contributions to 401(k), even if they include the CIGNA Securities Fund, provided they do not involve the changes described above.

We emphasize that the above instructions pertain only to the CIGNA Stock Fund. Investment choices in any other funds of the 401(k) Plan are not reportable.

Employee Stock Options or Restricted Stock Plans
------------------------------------------------

It is not necessary to obtain pre-clearance from Investment Management Compliance to initiate a transaction involving Employee Stock Options or Restricted Stock through Shareholder Services. Those employees who have been notified by the Corporate Secretary (Carol Ward) that they are subject to trading restrictions in CIGNA Securities, must obtain clearance through the Corporate Secretary's Office. All other employees should contact Shareholder Services in Philadelphia directly. If, however, you choose to withdraw your shares from your First Chicago account upon exercise and sell them through your own broker, you would be subject to the corporate policy on trading in material, nonpublic information and would be required to pre-clear through Investment Management Compliance if you are an Access Person.

All transactions in Employee Stock Options or Restricted Stock must, however, be reported on your monthly Personal Report of Securities Transactions form. For ease in reporting, it is suggested that you attach a copy of your statement from Philadelphia and simply write "See attached statement" on the form itself. For further clarification of corporate policies relating to CIGNA securities, please see Appendix I of the Investment Management Ethics (pages A-8 through A-10).

We hope this information will clarify pre-clearance and reporting requirements for CIGNA securities. Please call
Marie Slayton (Ext. 6-1633), Eleanore Schleicher (Ext. 6-7554) or Tim Roberts (Ext. 6-7111) if you have any questions.

EXHIBIT 1 - Transfer of Accumulated
---------
            Balance

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: _____________________________    For Month of _____________  ,1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

================================================================================================================================
                                                                                                               Date
                                  Name of                            Number of     Price per      ------------------------------
     Name of Security         Broker/Dealer/Bank    Account Number  Shares/Units   Share/Unit     Purchased    Sold      Other
--------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(k)) --                                                                                 1/26/99*
--------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED BALANCE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
*TRANSFERRED 15% FROM CIGNA
--------------------------------------------------------------------------------------------------------------------------------
     STOCK FUND
================================================================================================================================

[_]
     NONE (check if no reportable transactions)

Signature: ____________________________________             Date: _________
Compliance Unit Review:    ____________________

EXHIBIT 2 -  Change in Percentage
---------
             0f Future Contributions

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS

Name/Routing: _____________________________    For Month of _____________  ,1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

=================================================================================================================================

                                                                                                             DATE
                                    Name of                          Number of     Price per     --------------------------------
        Name of Security        Broker/Dealer/Bank    Account Number  Shares/Units   Share/Unit    Purchased   Sold        Other
---------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(k)) --                                                                                 1/26/99*
---------------------------------------------------------------------------------------------------------------------------------
  FUTURE CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
* INCREASED PERCENTAGE OF 401(K)
---------------------------------------------------------------------------------------------------------------------------------
  CONTRIBUTION ALLOCATED TO
---------------------------------------------------------------------------------------------------------------------------------
  CIGNA STOCK FROM 10% TO 15%
=================================================================================================================================

[_]
     NONE (check if no reportable transactions)

Signature: _____________________________________       Date: _____________

Compliance Unit Review:  __________

EXHIBIT 3 - Change in Percentage of
---------
            Total 401(K) Contribution

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS


Name/Routing: _____________________________   For Month of _____________  ,1999

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

=================================================================================================================================
                                                                                                                    DATE
                                         Name of                              Number of     Price per   -------------------------
        Name of Security           Broker/Dealer/Bank      Account Number    Shares/Units   Share/Unit   Purchased  Sold  Other
----------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(k)) --                                                                                              1/26/99*
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL 401(K) CONTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  *INCREASED TOTAL 401(K)
-----------------------------------------------------------------------------------------------------------------------------------
  CONTRIBUTION FROM 10% TO 12%
-----------------------------------------------------------------------------------------------------------------------------------
  TO INCLUDE 40% TO CIGNA STOCK
===================================================================================================================================

[X]
     NONE (check if no reportable transactions) Other than periodic purchases as previously reported

Signature: ___________________________________    Date: _______________________

Compliance Unit Review:    __________

                                                                       EXHIBIT E
                                                                       ---------

                       AFFIRMATION/DISCLOSURE STATEMENT
           INVESTMENT MANAGEMENT ("Investment Management") PERSONNEL
                            AND RESTRICTED PERSONS

My signature below represents affirmation of the following statements unless otherwise specifically noted in #4 and #5:

1. I have read, understand and agree to comply with the Business Ethics for Investment Management Personnel and Restricted Persons ("Business Ethics"). I realize that my failure to observe the provisions of the Business Ethics may be a basis for dismissal for cause, and that such failure may constitute a violation of Federal or State securities laws and regulations which may subject me to civil liabilities and criminal penalties.

2. I acknowledge receipt of the Employee Guide to Corporate Policies ("Policies") which includes Business Ethics and Practices, Antitrust and Material Non-Public Information for the management of CIGNA Corporation and its subsidiaries, and I have read and am in compliance with these Policies.

3. If an officer, employee or director of CIGNA Investments, Inc. and/or CIGNA International Investment Advisors, Ltd., I also acknowledge that these Business Ethics serve as the Code of Ethics required by the Investment Company Act of 1940 and the rules thereunder.

4. I have no existing or proposed outside financial interests, business connections or conflicts of interest, nor have I engaged in any other transactions required to be disclosed except the following:

5. I know of no acceptance of gifts or favors, real estate transactions or other business financial involvement by me or by a member of my immediate family required to be disclosed, except the following:

6. I hereby certify that I have complied with the requirements of the Business Ethics, that I have reported all personal securities transactions required to be disclosed pursuant to the Business Ethics and if required, have disclosed all personal securities holdings (exclusive of unaffiliated, open-end mutual funds and securities issued by the Government of the United States).

Date _________________________      Signature__________________________

                                    Name_______________________________
                                                 (Printed)

                                    Department_________________________


Please return the completed white statement to Investment Management Compliance. Retain the yellow copy for your records.